                                                        EXHIBIT 10.37

                  EXTENSION, REFINANCING AND CONSENT AGREEMENT

         This EXTENSION, REFINANCING AND CONSENT AGREEMENT (the "Agreement") is being entered into as of this 14th day of June, 1995 between TRANS WORLD AIRLINES, INC., a Delaware corporation ("TWA"), Karabu Corp., a Delaware corporation ("Karabu"), Pichin Corp., a Delaware corporation ("Pichin"), and Mr. Carl C. Icahn and the "Icahn Entities" (as hereinafter defined).

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, TWA and Karabu have heretofore entered into that certain Loan Agreement dated as of January 5, 1993, as amended, (the "Receivables Agreement") and a related Security Agreement dated as of January 5, 1993 (the "Receivables Security Agreement") pursuant to which TWA pledged certain of its receivables (the "Receivables") to secure its obligations under the Receivables Agreement; and

         WHEREAS, TWA and Karabu have heretofore entered into that certain Note Agreement dated as of January 5, 1993, as amended, (the "Asset Agreement"), and TWA and State Street Bank & Trust Company of Connecticut, National Association (in its individual capacity, "State Street"), as Security Trustee, have entered into a related Security Agreement -- Trust Deed dated as of January 5, 1993 (the "Asset Security Agreement") pursuant to which TWA pledged certain aircraft and spare parts (the "Flight Equipment"; the "Receivables" and the "Flight Equipment," collectively the "Collateral"); and

         WHEREAS, TWA and Karabu have heretofore amended and supplemented the Receivables Agreement, the Receivables Security Agreement, the Asset Agreement and the Asset Security Agreement (such documents as so amended and supplemented, collectively, the "Loan Agreements") pursuant to that certain Omnibus Amendment and Supplement to Agreements dated as of March 28, 1994 (the "Omnibus Amendment"); and

         WHEREAS, the aggregate principal amounts of the loans outstanding and unpaid under the Loan Agreements (the "Karabu Loans") as of the date of this Agreement is $190 million and there is accrued unpaid interest as of January 8, 1995 in the amount of $7,064,933.00; and

         WHEREAS, TWA, Karabu, Pichin and the Icahn Entities desire to enter into this Agreement (i) to refinance the Karabu Loans by amending and supplementing the Loan Agreements to provide for the extension of the maturity of the Karabu Loans, (ii) to reflect certain other agreements between TWA, Karabu, Pichin and the Icahn Entities and (iii) to provide for the consent, upon fulfillment of certain conditions, by the Icahn Entities to, among other things, TWA's exchange (the "PBGC Debt and Equity Exchange") with the

Pension Benefit Guaranty Corporation ("PBGC") of the Old PBGC Notes (as hereinafter defined) for $244,344,987 principal amount of New PBGC Notes (as hereinafter defined) and $77,817,513 principal amount of Equity Notes (as hereinafter defined) redeemable, subject to certain conditions, for 2,658,470 shares, more or less, of TWA's common stock ("Common Stock") in 1995 all substantially as provided in TWA's "Proxy Statement/Prospectus" (as hereinafter defined).

         NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TWA, Karabu, Pichin and the Icahn Entities hereby agree as follows:

         Section 1. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings specified below:

         "AGREEMENT," "THIS AGREEMENT," "HEREIN" and words of similar import shall mean this Extension and Consent Agreement.

         "ASSET AGREEMENT" shall have the meaning given that term in the recitals to this Agreement.

         "ASSET SECURITY AGREEMENT" shall have the meaning given that term in the recitals to this Agreement.

         "BANKRUPTCY COURT" shall mean the United States Bankruptcy Court in which TWA commences a Chapter 11 case and files the Prepackaged Plan.

         "COLLATERAL" shall have the meaning given that term in the recitals to this Agreement.

         "COMMON STOCK" shall have the meaning given that term in the recitals to this Agreement.

         "EQUITY NOTES" shall mean the three non-recourse promissory notes due 2007 in $77,817,513 aggregate principal amount held or to be held by the Settlement Trust on behalf of the PBGC and redeemable, subject to certain conditions, for approximately 2,658,470 shares, more or less, of Common Stock in 1995.

         "EXISTING DOCUMENTATION" shall mean the Asset Agreement, the Receivables Agreement, the Asset Security Agreement, the Receivables Security Agreement, the Omnibus Amendment and the Settlement Agreement.

         "ICAHN ENTITIES" shall mean Mr. Carl C. Icahn and those entities, including without limitation Karabu and Pichin, affiliated with Mr. Carl C. Icahn. "Affiliated with" means more than fifty percent (50%) owned, directly or indirectly by Mr. Carl

Icahn or another entity more than fifty percent (50%) owned by Mr. Carl Icahn.

         "KARABU" shall mean Karabu Corp., a Delaware corporation.

         "KARABU LOANS" shall have the meaning given that term in the recitals to this Agreement.

         "NEW PBGC NOTES" shall mean the three non-recourse promissory notes due 2007 in $244,344,987 original aggregate principal amount held or to be held by the Settlement Trust on behalf of the PBGC.

         "NON-STANDARD TERMINATION" shall have the meaning ascribed to such term in the Settlement Agreement.

         "OLD PBGC NOTES" shall mean the three non-recourse promissory notes due 2007 in $322,162,500 aggregate principal amount held by the Settlement Trust on behalf of the PBGC.

         "OMNIBUS AMENDMENT" shall have the meaning given that term in the recitals to this Agreement.

         "PBGC" shall have the meaning given that term in the recitals to this Agreement.

         "PBGC DEBT AND EQUITY EXCHANGE" shall have the meaning given that term in the recitals to this Agreement.

         "PENSION PLANS" shall mean the defined benefit pension plans identified as the Pilots' Plan, the Employees' Plan and the IFFA Plan in the Settlement Agreement.

         "PICHIN" shall mean Pichin Corp., a Delaware corporation.

         "PREPACKAGED PLAN" shall mean TWA's proposed prepackaged plan of reorganization pursuant to Chapter 11 of the United States Bankruptcy Code, which plan is attached as Appendix B to the Proxy Statement/Prospectus.

         "PROXY STATEMENT/PROSPECTUS" shall mean the Proxy
Statement/Prospectus, Exchange Offer, Offering of Common Stock, Employee Preferred Stock and TWA Equity Rights, Solicitation of Consents and Solicitation of Acceptances of Prepackaged Plan of Reorganization included as a part of the Registration Statement, as the same may be amended from time to time.

         "RECEIVABLES AGREEMENT" shall have the meaning given that term in the recitals to this Agreement.

         "RECEIVABLES SECURITY AGREEMENT" shall have the meaning given that term in the recitals to this Agreement.

         "REGISTRATION STATEMENT" shall mean TWA's Registration Statement on Form S-4 (Registration No. 33-89764), as amended by Amendment No. 4 dated May 12, 1995 as the same may be amended from time to time as permitted by this Agreement.

         "SETTLEMENT AGREEMENT" shall mean that certain Settlement Agreement dated as of January 5, 1993 between TWA, the Official Unsecured Creditors' Committee of Trans World Airlines, Inc., the International Association of Machinists and Aerospace Workers, the Independent Federation of Flight Attendants, the Air Line Pilots Association, International, the Transport Workers Union of America, Carl C. Icahn, certain affiliates of Mr. Icahn and the PBGC.

         "SETTLEMENT TRUST" shall mean the trust established pursuant to the terms of that certain Settlement Trust Agreement between TWA, as grantor, and American National Bank and Trust Company of Chicago, as trustee, dated as of January 5, 1993, as amended or supplemented from time to time.

         "STATE STREET" shall have the meaning given that term in the recitals to this Agreement.

         "TERMINATION EVENT" shall mean the occurrence of both of the following: (i) one or more of the following events shall occur: (A) the Prepackaged Plan shall not become effective on or before September 30, 1995;
(B) a competing plan of reorganization is filed by a third party with the consent of TWA or filed pursuant to an order of the Bankruptcy Court, which competing plan shall, without Karabu's consent, propose to deprive Karabu of any of the Collateral or any material right under the Existing Documentation, as modified by this Agreement; (C) the Bankruptcy Court shall not have confirmed the Prepackaged Plan by August 31, 1995; or (D) the Bankruptcy Court shall enter an order approving debtor-in-possession financing secured by a superior or pari passu lien on any of the Collateral without the consent of Karabu otherwise than in compliance with that certain side letter of even date herewith between TWA and Karabu authorizing up to $100,000,000 of senior financing secured by the Collateral under certain conditions and (ii) a determination is made by Karabu in good faith that, as a result of the happening of any of the matters in clause (i), Karabu's interests will be materially adversely affected and Karabu shall have notified TWA in writing that, as a consequence, a Termination Event has occurred; PROVIDED, HOWEVER, a Termination Event shall be deemed to have occurred without reference to the foregoing if any amounts credited to the Karabu Loans or the New PBGC Notes or the funds retained by Karabu from the sale of Tickets pursuant to the Ticket Program which result in such credits are avoided or recovered as preferential transfers in any bankruptcy proceeding filed by or against TWA or the Bankruptcy Court enters an order prohibiting or limiting Karabu's right to either retain TWA Ticket Proceeds (as hereinafter defined) as prepayments of the

Karabu Loans or pay over TWA Ticket Proceeds to the Settlement Trust or the PBGC as prepayments of the New PBGC Notes.

         "TICKETS" and "TICKET PROGRAMS" shall have the meanings given those terms in the Karabu Ticket Program Agreement attached hereto as EXHIBIT A.

         "TRAVELLERS LITIGATION" shall mean the adversary proceeding against Travellers International A.G. and its parent company, Windsor, Inc., currently pending in the United States Bankruptcy Court for the District of Delaware by TWA seeking to recover a cash undertaking of $13,693,101.

         "TWA" shall mean Trans World Airlines, Inc., a Delaware corporation.

         Section 2. EXTENSION. The maturity of the Karabu Loans shall be extended to January 8, 2001. Interest shall continue to be paid as provided in the Asset Agreement and the Receivables Agreement, as amended. The accrued and unpaid interest as of April 8, 1995 in the amount of $12,302,105.00 shall be paid by TWA to Karabu concurrently with the execution and delivery of this Agreement plus interest on all overdue amounts from (and including) the date due to (but not including) the date of actual payment at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days consisting of twelve thirty day months) equal to the Prime Rate, fixed as of April 8, 1995 plus two percent (2%) per annum.

         Section 3. CONSENT TO PBGC DEBT AND EQUITY EXCHANGE. Karabu and the other Icahn Entities consent to the PBGC Debt and Equity Exchange. Such consent to the PBGC Debt and Equity Exchange shall be effective upon consummation of TWA's restructuring substantially on terms reflected or to be reflected in TWA's Registration Statement.

         Section 4. MAINTENANCE OF AIRCRAFT. TWA shall cause the airframes and engines which constitute a portion of the Collateral to be maintained in accordance the existing provisions of the Asset Security Agreement; PROVIDED, HOWEVER, that, so long as no Event of Default (as defined in the Asset Security Agreement), has occurred and is continuing, TWA shall have the right to postpone scheduled airframe or engine heavy maintenance of each aircraft which is part of the Collateral not more than on three separate occasions ending prior to 90th day preceding January 8, 2001, no such extension period exceeding 30 days.

         Section 5. TERMINATION OF PENSION PLANS. TWA acknowledges that Pichin has the right to terminate the Pension Plans on or after January 1, 1995 in a Non-Standard Termination by reason of the failure of certain Icahn Entities to receive prior to May 1, 1993 favorable rulings, or equivalent agreements, from the Internal

Revenue Service as more fully described in Section 10 of the Settlement Agreement (the "Termination Right"). Pichin agrees that its Termination Right will not be exercised to cause a termination of the Pension Plans to become effective prior to December 29, 1995. Pichin's agreement not to exercise its right of termination prior to December 29, 1995 shall terminate upon the occurrence of a Termination Event.

         Section 6. TICKET PROGRAM. TWA agrees to provide to Karabu or one of the other Icahn Entities a TWA ticket purchase program upon the terms set forth in the Karabu Ticket Program Agreement attached hereto as EXHIBIT A. The Purchase Price for the purchase by Karabu of Tickets from TWA under the Ticket Programs (the "TWA Ticket Proceeds") shall be applied as is set forth in
Section 10 of the Ticket Program Agreement except that the option or right of Karabu to apply or credit such TWA Ticket Proceeds to or against the New PBGC Notes shall expire and terminate at any time when (i) the New PBGC Notes are paid in full or (ii) the collateral securing the New PBGC Notes held by the Settlement Trustee is foreclosed upon and sold or (iii) the collateral securing the New PBGC Notes held by the Settlement Trustee consisting of TWA's international route authority is abandoned or foreclosed on or sold and the collateral consisting of TWA's leasehold interest in its Kansas City, MO maintenance base ("KC Maintenance Base"), is abandoned, expires or is sold by TWA and TWA neither continues to operate the KC Maintenance Base nor to have its airframe or engine overhauls performed at the KC Maintenance Base.

         TWA agrees that in the event the Karabu Ticket Program Agreement (or the right to apply the proceeds thereof as therein provided) is rejected by TWA (either voluntarily or in accordance with any court order) without Karabu's consent (i) in any bankruptcy proceeding prior to the effective date of the Prepackaged Plan commenced by or against TWA, the consent of Pichin and the other Icahn Entities to the PBGC Debt and Equity Exchange set forth in Section 3 shall thereupon be cancelled and be of no further force or effect, or (ii) in any bankruptcy proceeding prior to January 8, 2001 commenced by or against TWA, the Extension of the maturity of the Karabu Loans set forth in Section 2 shall thereupon be cancelled and be of no further force or effect and the Karabu Loans shall immediately become due and payable.

         Section 7. OTHER AMENDMENTS.

                 (a) The Existing Documentation shall be revised, as necessary, to make the amendments set forth in Exhibit B and such other amendments as may be necessary to accommodate

         (i) TWA's proposed restructuring as more fully described in the Proxy Statement/Prospectus, including without limitation those modifications necessary for TWA to issue new securities and to permit the filing and confirmation of the Prepackaged Plan; PROVIDED, HOWEVER, no such amendment shall, without Karabu's consent, deprive Karabu of any of the Collateral or any material right under the Existing Documentation, as modified by this Agreement and any such amendment so depriving Karabu without its consent shall be ineffective as to Karabu, and

    (ii)    the agreements contained herein.

            (b) Subject to the amendments to the Existing Documentation set forth in Exhibit B hereto, the amendments and supplements to the Receivables Agreement, the Receivables Security Agreement, the Asset Agreement and the Asset Security Agreement set forth in Section 1.1 of the Omnibus Amendment shall be extended and continue in full force and effect through the date the Karabu Loans are paid in full.

            (c) Except as herein provided, all other terms and conditions of the Existing Documentation shall continue in full force and effect.

    Section 8. TWA UNDERTAKINGS.

    TWA agrees that:

    (a) (i) the Old PBGC Notes will be paid in an amount of interest and principal equal to $3,355,441 on or before June 30, 1995 but only upon the condition that TWA shall have the right to have such payment credited against its obligations on the New PBGC Notes, such payment to be applied against accrued interest and principal in order of maturity, (ii) the New PBGC Notes will be paid on October 15, 1995 in an amount at least equal to $3,639,798, such payment to be applied against accrued interest and principal in order of maturity (and the failure to make such payment shall constitute an Event of Default under the Loan Agreement) and (iii) the New PBGC Notes will be prepaid in an amount in excess of the scheduled amortization of such Notes to the extent necessary to insure that the amortization of the New PBGC Notes is with respect to any calendar year an amount at least equal to the amount which would have been the scheduled amortization (exclusive of any right of TWA under the Settlement Agreement to defer such scheduled amortization) of the Old PBGC Notes during the same calendar year (the "Prepayment Amount"), any such Prepayment Amount to be paid in the following order on the dates indicated, provided, however, the aggregate of the following payments shall not exceed the Prepayment Amount (A) FIRST, 15 days prior to such date or dates during such calendar year (on or after June 30) as TWA shall be advised in writing by Karabu (such notice to be received by TWA at least twenty (20) business days in advance of any required payment by TWA) that Karabu is required to make a minimum funding payment to the Pension Plans (and on such 15th day prior to such date or dates TWA shall make a prepayment in the amount of the minimum funding payment required to be made by Karabu as shall be specified by Karabu in its notice to TWA), (B) SECOND, 15 days prior to such date or dates during the succeeding calendar year (prior to June
                 30) as TWA shall be advised in writing by Karabu (such notice to be received by TWA at least twenty (20) business days in advance of any required payment by TWA) that Karabu is required to make a minimum funding payment to the Pension Plans (and on such 15th day prior to such date or dates TWA shall make a prepayment in the amount of the minimum funding payment required to be made by Karabu as shall be specified by Karabu in its notice to TWA) and (C) THIRD, the balance, if any, of the Prepayment Amount on June 30 of the succeeding calendar year. The parties agree that TWA's undertaking in this clause (a) shall be (x) non-recourse to TWA to the same extent as the principal and interest of the New PBGC Notes are non-recourse to TWA and (y) in lieu of the special covenant set forth in clause (a) of Section 6.3 of the Settlement Agreement, which clause shall be of no further force or effect; PROVIDED, HOWEVER, notwithstanding the nonrecourse status of such undertaking, said undertaking shall be specifically enforceable by Karabu against TWA, if and so long as no event of default shall have occurred and then be continuing under the New PBGC Notes;

         (b) in the event all or substantially all the routes and other property presently held as security for the Old PBGC Notes are sold by TWA outside of an insolvency proceeding, the proceeds of such sale will be applied against the aggregate outstanding balance of the New PBGC Notes for contribution to the Pension Plans up to an amount equal to the remainder of $322,162,500 less the sum of (i) the then market value of the aggregate of the Common Stock held in the Settlement Trust and held in the Pension Plans plus, in each case, any proceeds previously derived from the disposition of Common Stock held therein, plus (ii) all principal payments theretofore made on the New PBGC Notes; and

         (c) any net recovery by TWA, after payment of reasonable legal fees and other out-of-pocket costs, in respect of the Travellers Litigation shall, if Karabu shall so direct TWA in writing, be applied promptly (in any event within two (2) business days) either to the prepayment of past due or deferred interest, if any, on, and then to the principal of (in inverse order of maturity), the

                 Karabu Loans or the New PBGC Notes, as so directed by Karabu; PROVIDED, HOWEVER, if TWA is not so directed in writing by Karabu within fifteen (15) business days after receipt of notice from TWA of TWA's receipt of any such net recovery, TWA shall apply such net recovery promptly (in any event within two (2) business days) as follows: (i) first to prepayment of past due or deferred interest, if any, on, and then to the principal of (in inverse order of maturity), the Karabu Loans if then outstanding, (ii) second to prepayment of past due interest, if any, on, and then to the principal of (in inverse order of maturity), the New PBGC Notes if then outstanding and
                 (iii) third if neither the Karabu Loans nor the New PBGC Notes are then outstanding, to the Settlement Trust for the benefit of the Pension Plans or the PBGC after a non-standard termination of such Pension Plans. TWA shall promptly notify Karabu in writing of the receipt of any such net recovery.

          Section 9. AMENDMENTS TO REGISTRATION STATEMENT. No amendment to the Registration Statement shall, without the consent of Karabu, deprive Karabu of any of the Collateral or any material right under this Agreement, the Karabu Ticket Program Agreement or the Existing Documentation, as modified by this Agreement, and any such amendment so depriving Karabu without its consent shall be ineffective as to Karabu.

         Section 10. CHOICE OF LAW. THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         Section 11. BENEFIT/ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that no party may assign this Agreement without the prior written consent of the other party.

         Section 12. MISCELLANEOUS.

         The waiver by either party of a breach or violation of any term or provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach of the same provision by any party or of the breach of any other term or provision of this Agreement.

         Each of the parties has agreed to the use of the particular language of the provisions of this Agreement including all attached exhibits and schedules and any questions of doubtful interpretation shall not be resolved by any rule or interpretation against the draftsman but rather in accordance with the fair meaning thereof, having due regard to the benefits and rights intended to be conferred upon the parties hereto and the limitations and restrictions upon such rights and benefits intended to be provided.

         Any notice, demand or communication required, permitted, or desired to be given hereunder shall be in writing and shall be deemed effectively given when personally delivered, sent by facsimile transmission (receipt confirmed by phone) or mailed by prepaid certified mail, return receipt requested, addressed as follows:

                 TWA:

                           Trans World Airlines, Inc.
                           One City Centre
                           515 N. Sixth Street
                           St. Louis, Missouri 63101
                           Attention:  Senior Vice President and General
                                         Counsel
                           FAX:     (314) 589-3267

                 With a copy to:

                           Smith, Gambrell & Russell
                           Suite 3100 Promenade II
                           1230 Peachtree Street, N.E.
                           Atlanta, Georgia  30309-3592
                           Attention:  Howard E. Turner
                           FAX:  (404) 815-3509

                 Icahn Entities:

                           c/o Icahn & Co.
                           One Wall Street Court
                           New York, New York  10005
                           Attention:  Richard T. Buonato
                           FAX:  (212) 635-5571

                 With a copy to:

                           Gordon Altman Butowsky Weitzen Shalov & Wein
                           114 West 47th Street, 20th Floor
                           New York, New York  10036
                           Attention:  Marc Weitzen
                           FAX:  212-626-0799
                 Karabu:

                           Karabu Corp.
                           c/o Icahn & Co.
                           One Wall Street Court
                           New York, New York  10005
                           Attention:  Richard T. Buonato
                           FAX:  (212) 635-5571

                 With a copy to:

                           Gordon Altman Butowsky Weitzen Shalov & Wein
                           114 West 47th Street, 20th Floor
                           New York, New York  10036
                           Attention:  Marc Weitzen
                           FAX:  212-626-0799

                 Pichin:

                           Pichin Corp.
                           c/o Icahn & Co.
                           One Wall Street Court
                           New York, New York  10005
                           Attention:  Richard T. Buonato
                           FAX:  (212) 635-5571

                 With a copy to:

                           Gordon Altman Butowsky Weitzen Shalov & Wein
                           114 West 47th Street, 20th Floor
                           New York, New York  10036
                           Attention:  Marc Weitzen
                           FAX:  212-626-0799

or to such other address, and to the attention of such other person or officer as any party may designate, with copies thereof to the respective counsel thereof as notified by such party.

         This Agreement supersedes all prior understandings and agreements, whether written or oral, and constitutes the entire agreement of the parties respecting the extension, refinancing and consent herein set forth and no party shall be entitled to benefits other than those specified herein. As between or among the parties, no oral statements or prior written material not specifically included herein shall be of any force and effect as it relates to the extension, refinancing and consent herein set forth; the parties specifically acknowledge that in entering into and executing this Agreement, the parties rely solely upon the representations and agreements contained in this Agreement and no others as they relate to the extension, refinancing and consent herein set forth. No terms, conditions, warranties, or representations, other than those contained herein and no amendments or modifications hereto, shall be binding unless made in writing and signed by the party to be charged.

         This Agreement may be executed in multiple originals or counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         13. EFFECTIVENESS. This Agreement, the Karabu Ticket Program Agreement and the amendments to the existing documents effected by this Agreement shall not be effective unless and until the consent thereto of the PBGC shall have been obtained by TWA and Karabu.

         IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed on its behalf by its duly authorized officers, as of the date hereinabove first written.

                           TRANS WORLD AIRLINES, INC.



                           By:
                             -----------------------------
                            Title:
                                  ------------------------


                           KARABU CORP.



                           By:
                              ----------------------------
                           Title:
                                 -------------------------

                           PICHIN CORP.



                           By:
                              ----------------------------
                           Title:
                                 -------------------------



                           -------------------------------
                           CARL C. ICAHN

                           ICAHN ENTITIES, as shown on the Exhibit
                           of Icahn Entities attached to
                           the Settlement Agreement



                           By:
                              ----------------------------
                              An Authorized Officer or
                              Signatory of each respective
                              Icahn Entity

                                   EXHIBIT A

                        KARABU TICKET PROGRAM AGREEMENT

                                   EXHIBIT A


                         DOMESTIC CONSOLIDATOR PROGRAM

DOMESTIC CONSOLIDATOR FARES

         1. Domestic Consolidator Fares are Bulk Fare Rates which are 40% of the Published Fares for the lowest priced domestic system wide advance purchase round trip excursion fare in effect on the dates specified in paragraph 2 and, on a sell-up basis, the second lowest priced domestic system-wide advance purchase round-trip excursion fares in effect on the dates specified in paragraph 2 ("Structural Fares") established by TWA from time-to-time for air transportation in Domestic Consolidator Markets. The sell-up feature available for Domestic Consolidator Fares refers to the availability of higher price levels which have added seat availability. For example, the 7 day advance purchase fare is presently the sell-up fare from the 21-day advance purchase fare.

         Structural Fares currently have the following features:

                 - System wide advance purchase fare types that are effective for travel for at least three months;

                 -  Minimum and Maximum stay requirements;

                 - Non-refundability in the event the fare is not used on the flight on which space was reserved;

                 - Penalty charges for change in flight reservations and dates;

                 - Black-out periods during which travel is restricted or conditioned by ticket purchase requirements;

                 -  Seat inventory capacity limitations;

                 - Ticketing time limits within which tickets must be purchased within a fixed period at or after specific flight reservations are made.

          These features are not set out for the purpose of limiting the scope or definition of Structural Fares but rather to better identify the qualities which functionally characterize the lowest Published Fares and which over the term of this Agreement would provide a basis for determining the lowest Published Fares from which the Domestic Consolidator Fare levels are to be determined. At the present time, for example, TWA's lowest domestic system-wide advance purchase excursion fare is the 21-day advance purchase fare bearing an E21N fare code basis. The second lowest advance purchase excursion fare is the 7-day advance purchase fare bearing an E7N fare code basis. In the event that the fare designator codes are changed for these fares or that the fare structure is changed so that either or both the 7-day and the 21-day advance purchase condition is lengthened or shortened, the Domestic Consolidator Fares will be determined on the basis of the new fares that are the functional equivalent of the 7-day and the 21-day advance purchase fares without regard to the new fare code or advance purchase period. For the purposes of this Agreement, the E21N and the E7N fares refer to the lowest domestic system-wide advance purchase excursion fare and the second lowest domestic system-wide advance purchase excursion fare respectively without regard to the actual advance purchase requirement of any later fares which bear different fare codes but which are the functional equivalent of these two fares. For the purposes of this Agreement, all references to the E21N fare and the E7N fare include the functional equivalents of one or both such fares in the event that one or both such fares have been eliminated.

         2. Domestic Consolidator Fares will be in effect for periods of six months effective as of February 15 and October 15 (the "effective fare date"). Ticket sales on and after the effective fare date will be at a 60% discount from the applicable Structural Fare. TWA will notify Karabu of the new Domestic Consolidator Fares on or before the effective fare date.

         3. For such period of time that Las Vegas is designated as an origin city or a destination city from another origin city under the Domestic
Consolidator Fare Program,   the Domestic Consolidator Fare for travel between
Las Vegas and its related destination cities or such other origin cities and Las Vegas (in each case in both directions) will be adjusted as of the effective fare date. However, the Domestic Consolidator Fare for those city pair markets shall be adjusted at other dates in order to match fares in those city pair markets which are lower than the most recently offered Domestic Consolidator Fare ("Las Vegas matched fare"). In such an instance, the reduced Domestic Consolidator Fare in the particular Las Vegas city-pair market will be at a 60% discount from the Las Vegas matched fare and will only be in effect for such period of time as such Las Vegas matched fare is in effect for sale, provided however that such fare matching will not apply to Las Vegas matched fares offered for sale for three days or less.

         4. The advance purchase, round-trip and minimum/maximum stay period requirements of the Structural Fares are not applicable to the Domestic Consolidator Fares and one-way Tickets to and from the origin and destination cities may be purchased.

         5. The Domestic Consolidator Fare may be booked only in identified seat inventory classes. A seat inventory class is a mechanism for categorizing various fare types in order to control/limit the number of tickets sold at any particular fare level on any particular flight. At the present time, TWA has the following seat inventory classes shown in descending order:

                                  F
                                  C
                                  Y
                                  B
                                  Q
                                  K
                                  V
                                  T
                                  S

         For such period of time as the lowest Structural Fare which serves as the base for the Domestic Consolidator Fare is the E21N fare, this fare may only be booked in the "S" and "T" seat inventory classes. In the event that either or both of the "S" and/or "T" seat inventory classes have been eliminated, the E21N fare may be booked in the functional equivalent of the "S" and/or "T" seat inventory classes.

         In the event that the "S" and "T" seat inventory classes are closed for sale for whatever reason, the sell-up fare for the Domestic Consolidator Fare, the E7N fare may be booked in the "V" and/or "K" seat inventory class. In the event that either or both of the "V" and/or "K" seat inventory classes are eliminated, the E7N fare may be booked in the functional equivalent of the "V" and/or "K" seat inventory classes . If within three days of the departure date of a specific flight, the "V" and "K" seat inventory classes are fully booked, the E7N fare may be booked in the "Q" seat inventory class or its functional equivalent if the "Q" seat inventory class has been eliminated.

         In the event that the number of seat inventory classes for discounted Published Fares (the B, Q, K, V, T and S seat inventory classes) increases:

                 - by one such class, the additional seat inventory class will be made available for the E21N fare;

                 - by more than one such class, then one-half of the additional classes (or if an odd number, the whole number which is rounded-up from one-half) will be made available for the E21N fare and the balance of the additional classes will be made available for the E7N fare.

         In the event that the number of seat inventory classes for discounted Published Fares decrease by one or more, then the "Q" seat inventory class or its functional equivalent if it has been eliminated would become available for the E7N fare. The two lowest order of seat inventory classes are available for the E21N fare, while the other seat inventory classes other than "Y" or "B" are available for the E7N fare.

         In the event that the number of seat inventory classes for discounted Published Fares decrease to three seat inventory classes or less, then all remaining seat inventory classes would be divided so that one-half of the inventory classes (or if an odd number, the whole number which is rounded-up from one-half) would be allocated to the E21N and the balance would be allocated to the E7N fares.

         In the event that all of the discounted seat inventory classes are eliminated, then the "Y" seat inventory class will become available for the E21N.

         TWA does not guarantee that with respect to any particular flight for which reservations are sought that at all times there will always be availability in "S", "T", "V", "K" and "Q" seat inventory classes.

         Tickets issued at the Domestic Consolidator Fare which are improperly issued and booked in any seat inventory class other than "S", "T", "V", "K" or "Q" or their functional equivalent in the event that any or all of such seat inventory classes are eliminated, will be priced at the full Published Fare.

         6. For reservations made for travel during the following periods and for such other similar such periods as may be established from time-to-time during the term of the Agreement, Karabu must provide is the Passenger Name Record the Ticket number of a ticket issued in connection with a reservation made to the following destinations during the following periods if, but only if, TWA applies this condition to all E21N or E7N fares offered for sale during these periods.

                 To Florida:  12-15 APR95,  21/22NOV95,  20-26DEC95,
                              15-18FEB96,  03-06APR96,  26/27NOV96,
                              19-26DEC96.

                 From Florida:  21-24APR95,  26/27NOV95,  31DEC95 - 03JAN96,

                       23-5FEB96,  12-14APR96,  02DEC96.

                   Non-Florida:  21-22NOV95 ,  26-27NOV95,  20-26DEC95,
                                 01-03JAN96,  26-27NOV96,  01-02DEC96,
                                 19-26DEC96.

         7. For reservations made more than 7 days before the date of flight departure, Tickets must be issued within 24-hours of the date on which the reservation was made. For reservations made within 7 days of flight departure, Tickets must be issued at the time that the reservations are made provided that such a ticketing condition is applied to all other Consolidators (Domestic) offering tickets for sale in Domestic Consolidator Markets. No stopovers are permitted on Domestic Consolidator Fare Tickets provided that this condition is also applicable to tickets sold by other Consolidators (Domestic) offering tickets for sale in Domestic Consolidator Markets.

         8. Tickets issued at the Domestic Consolidator Fare are nonrefundable and nonreissuable and the value of such tickets may not be applied in full or in part against the purchase of any other Ticket or ticket. All Tickets issued at the Domestic Consolidator Fare must indicate "bulk fare", non-endorsable and non-refundable on the face of the Ticket. Tickets which fail to indicate this information on the face of the Ticket will be valued at the full Published Fare.

DOMESTIC CONSOLIDATOR MARKETS

         1. The Domestic Consolidator Markets will consist exclusively of transportation from 12 United States origin cities listed on the attachment hereto to destination cities listed on the attachment hereto. The attachment will be amended from time to time to reflect changes in origin/destination cities in accordance with this paragraph. The initial 12 origin cities will remain in place during the Fifteen Month Period. Three months prior to each End Date (as hereinafter defined), TWA will provide to Karabu a list of 12 alternate United States origin cities. Prior to each End Date, Karabu shall have the right to select 12 origin cities for the period ending on the next End Date from the 12 then current origin cities, the 12 alternate cities plus three additional alternate U.S. origin cities selected by Karabu, provided however that at no time may the 12 origin cities selected by Karabu include two origin cities each of which serve as a hub (as hereinafter defined) for any single major U.S. scheduled air carrier. The effective date on which Karabu must discontinue the sale and ticketing of Tickets from or to any origin/ destination city market whether because the origin city will not be included on the list of 12 origin cities for the next succeeding Year or from any origin\destination city pair because the market share in such market has exceeded permissible market share levels as set forth below, will, except as otherwise provided in the next sentence, be as of the day following the next succeeding End Date. TWA may, on three months notice to Karabu, remove an origin city as a point from which Karabu may operate at any time that TWA establishes a Hub at that origin city. In such an event, Karabu may select an alternate origin city so long as the inclusion of that origin city does not result in there being two origin cities which serve as a hub for any single major U.S. scheduled air carrier. In the event that a city pair which had previously been excluded from eligibility because it exceed the applicable market share criteria falls below the applicable market share criteria, it shall be included as an eligible city pair effective on the day following the next End Date if the origin city of the city pair is included in the 12 origin cities effective as of the day following the next End Date. "End Date" means the last day of the fifteenth month following the Commencement Date and the last day of each subsequent twelve month period. "Hub" means a city in which TWA initiates non-stop service to six (6) new cities (other than service to its other hubs including St. Louis and JFK) with a minimum average of three (3) non-stop flights per day to each such city.

      2. Destination cities from the 12 origin points must satisfy the following criteria:

          - the origin/destination city market must be one in which TWA has less than a 5% market share except for the origin city/New York market which has a 10% market share limit;

          - during the initial fifteen months of the Ticket Program, market share data will be based on the Year end 2nd
             Quarter 1994 market share data prepared by the U.S.
             Department of Transportation;

          - during each subsequent Year of the Ticket Program, market share data will be based on the Year end 3rd Quarter market share data prepared by the U.S. Department of Transportation;

          - in the event that the U.S. Department of Transportation discontinues the publication of such market share data, the market share data will be determined from mutually acceptable industry recognized sources or in the event that there is no mutual agreement on such sources, then the then existing markets will remain in place;

          - in the event any origin city/destination market exceeds the applicable 5% or 10% market share and/or either city becomes a Hub, it will cease being eligible as a Domestic Consolidator Market as of the day following the next succeeding
             End Date;

                 - the origin/destination city markets must be ones in which TWA in fact files Published Fares;

                 - San Juan and Honolulu are treated as domestic points for the purposes of this Agreement.

        3. Domestic Consolidator Fares may not under any circumstances be sold:

                 - for transportation where the origin city or the destination point is St. Louis;

                 - for Trans World Express flights;

                 - for any code-share and/or block space flights;

                 - on nonstop flights in any otherwise eligible market in
                   which TWA operates non-stop service.

NONDISCRIMINATION

         Capacity controls applicable to Domestic Consolidator Markets will at all times be consistent with general system controls and models. TWA will not impose any such controls which are designed to specifically impact Karabu's operations in Domestic Consolidator Markets or the Domestic Consolidator Fares established hereunder. Published Fares will not be re-filed in different classes for the sole purpose of isolating and controlling the program described in this Exhibit and the Karabu Ticket Program Agreement. TWA will not initiate unpublished fares for the sole purpose of impacting such programs or the Domestic Consolidator Fares. TWA will not take any other action for the purpose of adversely impacting the Ticket Programs described in the Karabu Ticket Program Agreement.

                                   Exhibit B
                                   ---------

              AMENDMENTS TO BE MADE TO THE EXISTING DOCUMENTATION

         The following amendments shall be made to the documents indicated:

         I.      Loan Agreement dated as of January 5, 1993, as amended:

                 A. Section 1.01 shall be amended by revising the definition of "Cash Collateral" so that it shall hereafter read as follows:

                 "'CASH COLLATERAL' shall mean the cash or cash equivalents deposited or maintained in the Cash Collateral Account pursuant to Section 2.05(a) and/or Section 6.09, the cash or cash equivalents deposited or maintained in the Escrow Account pursuant to Section 10.01 or 10.04, and any earnings thereon."

                 B. Section 1.01 shall be amended by inserting after the definition of "Collateral" a new definition of "Commencement Date" reading as follows:

                  "Commencement Date" shall mean the later of (i) the date of execution by both the Lender and the Borrower of the Extension Agreement or (ii) the earlier of the date on which the Pre-Packaged Bankruptcy Plan as defined in the Extension Agreement is declared effective or September 30, 1995."

                 C. Section 1.01 shall be amended by inserting after the definition of "ERISA" new definitions of "Escrow Account" and "Extension Agreement" reading as follows:

                 "'ESCROW ACCOUNT' shall mean the escrow account established by Borrower and Lender at National Westminster Bank USA (or any other bank approved in writing by Borrower and Lender), entitled "Karabu Corp. Cash Collateral Escrow Account F/B/O Trans World Airlines, Inc." pursuant to an escrow agreement among such bank, Lender and Borrower (the "Escrow Agreement") substantially in the form of Exhibit C to the Extension Agreement into which escrow account cash or cash equivalents shall be deposited by Borrower, if required, pursuant to
                 Section 10.01 and 10.04 hereof, or any replacement therefor.

                 'EXTENSION AGREEMENT' shall mean the Extension, Refinancing and Consent Agreement dated June 14, 1995 by and among Borrower, Lender and the Icahn Entities, as the same may from time to time be modified or amended."

                 D. Section 1.01 shall be amended by inserting after the definition of "Interim Loan" a new definition of "Karabu Loans" reading as follows:

                 "'KARABU LOANS' shall mean collectively the Loans and the Term Loan."

                 E. Section 1.01 shall be amended by inserting after the definition of "Maturity Date" a new definition of "Minimum Borrowing Base" reading as follows:

                 "'MINIMUM BORROWING BASE' shall mean the lesser of (A) $30,000,000 or (B) the outstanding principal amount of the Karabu Loans."

                 F. Section 1.01 shall be amended by revising the definition of "Miscellaneous Contracts" by inserting at the end thereof a new proviso reading as follows:

                 "provided, however, that Miscellaneous Contracts shall not include any Receivables representing amounts or payments due from credit card or bank card companies, companies which act as processing centers or clearing houses for credit card issuers, or financial institutions or other third parties resulting from sales charged to American Express, MasterCard, Visa, Diner's Club, Discover Card, or any other charge or credit card."

                 G. Section 1.01 shall be amended by inserting after the definition of "Monies" a new definition of "New Borrowing Base" reading as follows:

                 "'NEW BORROWING BASE' shall mean at any time the aggregate sum of (i) 75% of the face amount of the UATP Eligible Receivables, (ii) 60% of the face amount of the Getaway Personal Credit Card Eligible Receivables, (iii) 65% of the face amount of the Air Freight Eligible Receivables, (iv) 40% of the face amount of the Miscellaneous Contract Eligible Receivables and (v) the amount of Cash Collateral on deposit in the Escrow Account."

                 H. Section 1.01 shall be amended by inserting after the definition of "New Borrowing Base" a new definition of "New Borrowing Base Deficiency" reading as follows:

                 "'NEW BORROWING BASE DEFICIENCY' shall mean on any Business Day the amount by which the New Borrowing Base shall be less than the greater of (i) the remainder of $42,000,000 minus the sum of (x) twenty-five percent (25%) of any reduction of the principal balance of the Karabu Loans after the Commencement Date and (y) one hundred percent (100%) of any reduction in the principal balance of the Karabu Loans resulting from withdrawals made by the Lender pursuant to Section 10.04 hereof and (ii) the Minimum Borrowing Base."

                 I. Section 1.01 shall be amended by inserting after the definition of "Settlement Order" a new definition of "Significant Default" reading as follows:

                 "'SIGNIFICANT DEFAULT' shall mean any default referred to in clause (b), (h), (i) of Section 8.01 hereof, or any other material default, which in any such case, upon the giving of notice and lapse of time, would become an Event of Default."

                 J. Section 7.05 shall be amended by inserting at the end thereof a new sentence reading as follows:

                 "Notwithstanding the foregoing restrictions of this Section, the Borrower may (i) declare and pay dividends when due on Borrower's 12% Preferred Stock (to be issued to the holders of its 8% Senior Secured Notes Due 2000) or redeem or repurchase such stock when required by its terms, (ii) declare and pay dividends or make any redemption or repurchase mandatorily required by the terms of any redeemable preferred stock of Borrower hereafter issued for cash or in connection with any merger or consolidation of Borrower, or (iii) retire any of its shares of any class in exchange for or out of the proceeds of the substantially concurrent sale or exchange of, other of its shares of any class."

                 K. Section 8.01 shall be amended:

                 (i) to provide that the commencement of a voluntary case or other proceeding seeking reorganization under Chapter 11 of the bankruptcy laws shall not be deemed to include the filing by TWA of a petition for relief under Chapter 11 accompanied by the necessary consents to the Plan of Reorganization attached as Appendix B to the Registration Statement No. 33-89764 on Form S-4 of TWA filed with the Securities and Exchange Commission, as amended by Amendment No. 4 declared effective on May 12, 1995.

                 (ii) to add at the end of clauses (m) and (n) the following proviso:

                       "; PROVIDED, HOWEVER, the commencement of a case under Chapter 11 of the Bankruptcy Code by or against Borrower shall not constitute an Event of Default unless, in such case, (A) the Ticket Program (as defined in the Extension Agreement), or the right to apply the proceeds thereof as therein provided, is rejected by Borrower (either voluntarily or in accordance with any court order) or (B) any plan is confirmed in such case without Lender's consent which deprives Lender of any of the Collateral or any material right under this Agreement, the Ticket Program or the Extension Agreement."

                 (iii) to add a new clause "(r)" reading as follows:

                       "(r) (x) the Borrower shall fail to deposit cash or cash equivalents into the Escrow Account pursuant to either Section 10.01 or 10.04 hereof by 5:00 P.M. New York City time on the fifth Business Day following the day that a Borrowing Base Certificate is delivered to Lender pursuant to Section 6.06(a) or 6.06(b) which shows that such a deposit is required pursuant to either
                       Section 10.01 or 10.04 hereof or (y) notwithstanding clause (d) of this Section 8.01, the Borrower fails to deliver a Borrowing Base Certificate by 5:00 P.M. New York City time on the fifth Business Day following the day such Borrowing Base Certificate is due to be delivered pursuant to either Section 6.06(a) or 6.06(b) hereof."

                 L. A new Article X shall be added to the Loan Agreement immediately following Article IX reading as follows:

                 "ARTICLE X.  NEW BORROWING BASE AND ESCROW ACCOUNT.

                          Section 10.01. Certain Actions by Borrower. If at any time there shall exist a New Borrowing Base Deficiency, Borrower shall deposit into the Escrow Account cash or cash equivalents in an amount equal to the New Borrowing Base Deficiency.

                          Section 10.02. Withdrawals From the Escrow Account. At any time after the Commencement Date and from time to time, when there is no New Borrowing Base Deficiency and no Significant Default or Event of Default has occurred and is continuing, Borrowing shall have the right to withdraw funds on deposit in the Escrow Account in accordance with the procedures set forth in the Escrow Agreement between Lender, Borrower and the bank at which the Escrow Account is then being maintained, which procedures shall be substantially similar to those set forth in the form of Escrow Agreement attached as Exhibit C to the Extension Agreement, provided, however, that no withdrawal shall be made to the extent that after giving effect thereto there would exist a New Borrowing Base Deficiency.

                          Section 10.03. Investment of Funds in the Escrow Account. The funds from time to time on deposit in the Escrow Account may be invested in accordance with the procedures set forth in the Escrow Agreement, which procedures shall be substantially similar to those set forth in the form of Escrow Agreement attached as Exhibit C to the Extension Agreement.

                          Section 10.04. Payments From the Escrow Account to Lender. If at any time after the Commencement Date the New Borrowing Base is less than the lesser of the Minimum (as hereinafter defined) or the Loan Balance (as hereinafter defined) (such lesser amount being referred to as the "Loan Payment Minimum"), then, whether or not a New Borrowing Base Deficiency exists, Borrower shall deposit into the Escrow Account an amount of cash or cash equivalents equal to the difference between the Loan Payment Minimum and the New Borrowing Base. Whether or not Borrower makes the deposit required to be made pursuant to this Section, Lender shall have the right to withdraw from the Escrow Account, to the extent of any funds available therein, an amount equal to the amount so deposited or the amount which should have been deposited for its own account, which withdrawal shall constitute a prepayment of the principal of Karabu Loans (which shall be apportioned between the Loans and the Term Loan pro rata in accordance with their respective outstanding principal balances). Withdrawals by Lender pursuant to this Section shall be made in accordance with the procedures set forth in the Escrow Agreement, which procedures shall be substantially in the form of the Escrow Agreement attached as Exhibit C to the Extension Agreement. No portion of any amount withdrawn by Lender pursuant to this Section shall to be subject to return by Lender to Borrower. "Minimum" shall mean "$30,000,000 less the aggregate of the amounts withdrawn by Lender from the Escrow Account pursuant to this Section. "Loan Balance" shall mean the then outstanding principal balance of the Karabu Loans.

                          Section 10.05.  Borrowing Base Certificates.
                 Notwithstanding the provisions of the Omnibus Amendment and Supplement To Agreements between Borrower and Lender dated as of March 28, 1994 (the "Amendment") or any other provision of this Agreement, commencing with, and not before, the first of the following to occur after the Commencement Date: (i) the tenth Business Day of a month or (ii) the next succeeding Tuesday (or if such Tuesday is not a Business Day, the first Business Day following such Tuesday), Borrower shall commence and thereafter continue to deliver Borrowing Base Certificates to Lender in compliance with Sections 6.06(a) and 6.06(b) of this Agreement. The reference to "Borrowing Base Deficiency" contained in Section 6.06(b) of the Loan Agreement shall mean and include both a Borrowing Base Deficiency and a New Borrowing Base Deficiency.

                          Section 10.06. Compliance With Other Provisions of this Agreement. Notwithstanding any other provision of this Agreement or any other agreement between Lender and Borrower, Borrower shall not at any time prior to January 8, 2001 be required to (i) comply with the provisions of Sections 2.05(a) or 3.02(c) of this Agreement or (ii) cure a Borrowing Base Deficiency. The failure to cure a Borrowing Base Deficiency shall not constitute a default or an Event of Default under of this Agreement or the Term Loan."

    II. Security Agreement-Trust Deed dated January 5, 1993, as amended ("Security Deed").

                 A. Section 4.4(c) is amended to insert a new sentence at the end thereof reading as follows:

                 "In giving any consent, Lender may not impose any requirement upon Borrower for the payment of any fee, require any modification to be made to the Karabu Ticket Program Agreement dated as of June 14, 1995, or require any other financial consideration except payment of reasonable out-of-pocket expenses (including reasonable legal fees and disbursements) of the Security Trustee and of Lender, if any, incurred in connection with any substitution pursuant to this Section."

                 B. Section 7.1 shall be amended to provide that (i) the commencement of a voluntary case or other proceeding seeking reorganization under Chapter 11 of the bankruptcy laws shall not be deemed to include the filing by TWA of the Prepackaged Bankruptcy Plan as defined in the Extension Agreement accompanied by the necessary consents to such Plan and (ii) the commencement of a case under Chapter 11 of the Bankruptcy Code by or against Borrower shall not constitute an Event of Default unless, in such case, (A) the Ticket Program (as defined in the Extension Agreement), or the right to apply the proceeds thereof as therein provided, is rejected by Borrower (either voluntarily or in accordance with any court order) or
                 (B) any plan is confirmed in such case without Lender's consent which deprives Lender of any of the Collateral or any material right under this Agreement, the Ticket Program or the Extension Agreement.

                                   Exhibit C
                            Form of Escrow Agreement





                                 June ___, 1995


National Westminster Bank USA
100 Jericho Quadrangle
Jericho, New York  11753
Attention:  Mr. Arthur E. Beyer

                          Re:     Karabu Corp.,
                                  Cash Collateral Escrow Account
                                  F/B/O Trans World Airlines, Inc.
                                  Account Number ________________

Gentlemen:

         Trans World Airlines, Inc. ("TWA" or the "Borrower") and Karabu Corp. (the "Lender") have entered into a Loan Agreement dated as of January 5, 1993, as amended and supplemented to date (the "Loan Agreement"). All capitalized terms used herein or any Exhibit hereto which are not specifically defined herein or therein, are used herein and therein as defined in the Loan Agreement.

         We hereby authorize you, with regard to National Westminster Bank USA account no. _______________, designated as the "Karabu Corp. Cash Collateral Escrow Account, F/B/O Trans World Airlines, Inc." (the "Escrow Account"), as follows:

         1.      (a)      The Borrower may make deposits into the Escrow
Account from time to time in accordance with the terms of Article X of the Loan Agreement.

                 (b) Prior to receipt from Lender of a notice of an Event of Default in the form attached hereto as EXHIBIT 1 (a "Notice of Default"), on written instructions from the Borrower, you shall cause the amounts held in the Escrow Account to be invested and reinvested in such Approved Investments (as defined below) as the Borrower may direct from time to time and you shall hold such Approved Investments in the name of Lender or in the name of its nominee and shall sell Approved Investments on written instructions from the Borrower.

                 "Approved Investments" shall mean:

National Westminster Bank
Page 2


                          (i)     a bill, note or other evidence of
                 indebtedness which is fully guaranteed as to the timely payment of principal and interest by the Government of the United States of America, payable in U.S. dollars;

                          (ii) a certificate of deposit payable in dollars issued or guaranteed by a bank or trust company organized and existing under the laws of the United States of America or any state thereof and having a combined capital, surplus and undistributed profits of at least five hundred million dollars ($500,000,000) on the day such certificate of deposit is delivered to or acquired by the Lender; and

                          (iii)   commercial paper payable in U.S. dollars:
                 (A) rated not lower than P-1 (or the then equivalent grade) by Moody's Investors Services, Inc., or (B) rated not lower than A-1 (or the then equivalent grade) by Standard & Poor's Corporation;

and have a maturity:

                          (x) in the case of commercial paper, at the time of
                 issuance thereof not in excess of nine months from the date of issuance thereof; and

                          (y) in every other case, not in excess of one year from the date of acquisition thereof.

         The Lender shall have no liability for losses incurred in connection with the purchase or sale of Approved Investments as directed by the Borrower.

                 (c) All payments, including without limitation, all interest or dividends paid on or in respect of any Approved Investment, all payments on or in respect of any Approved Investment which are made at its maturity and all proceeds of any sale or other disposition of any Approved Investment, shall be deposited into the Escrow Account.

                 (d) Prior to receipt from the Lender of a Notice of Default, at any time and from time to time, subject to the following conditions, the Borrower may withdraw cash and/or securities from the Escrow Account.

                          In the event that the Borrower wishes to make a
withdrawal from the Escrow Account, on any Business Day the Borrower may deliver to you, and shall simultaneously deliver to

National Westminster Bank
Page 3


the Lender by noon, New York City time, of such Business Day, a certificate in the form attached hereto as EXHIBIT 3 (a "Withdrawal Certificate"); PROVIDED, HOWEVER, to be effective to permit any such withdrawal, the Withdrawal Certificate must be signed by one of the individuals whose name and specimen signature is set forth on EXHIBIT 4 (or such other persons whose name and specimen signature may be hereafter supplied to you from time to time by TWA). In the event that you and the Borrower shall not have received from the Lender an objection substantially in the form attached hereto as EXHIBIT 5 (an "Objection") by 11:00 a.m., New York City time, on the next Business Day following the delivery of such Withdrawal Certificate, you shall promptly deliver to the Borrower the amount specified in its Withdrawal Certificate. Borrower shall not deliver any Withdrawal Certificate unless it is then entitled under the Loan Agreement to make a withdrawal.

                 (e) If, at any time after an Objection has been delivered to you, no Significant Default or Event of Default is continuing and no New Borrowing Base Deficiency Exists, upon Borrower's written request, Lender agrees to so notify you and such Objection shall be deemed withdrawn.

                 (f) Lender may withdraw cash and/or securities from the Escrow Account on any Business Day, by delivering to you, and shall simultaneously deliver to the Borrower, by noon, New York City time on such Business Day, a certificate in the form attached hereto as Exhibit 6 ("Lender Withdrawal Certificate"); PROVIDED, HOWEVER, to be effective to permit any such withdrawal, the Lender Withdrawal Certificate must be signed by one of the individuals whose name and specimen signature is set forth on Exhibit 2 (or such other persons whose name and specimen signature may be hereafter supplied to you from time to time by Lender). Upon receipt of a Lender Withdrawal Certificate, you shall promptly deliver to the Lender the amount specified therein as the amount Lender is entitled to withdraw. The Lender shall not deliver any Lender Withdrawal Certificate unless it is then entitled under
Section 10.04 of the Loan Agreement to make such a withdrawal.

         2. On the last Business Day of each week, you shall deliver or cause to be delivered to the Borrower and the Lender a statement showing the balance outstanding in the Escrow Account, deposits and withdrawals made during the week, a description of Approved Investments and an accounting of interest and/or dividends earned. In addition, you shall deliver such statement to the Borrower and the Lender when requested from time to time.

         3.      (a)      Notice shall be telecopied to TWA at 515 N. Sixth
Street, One City Centre, St. Louis, Missouri  63101  Attn: General

National Westminster Bank
Page 4

Counsel, telecopier number (314) 589-3267. Notice shall be telecopied to Karabu at One Wall Street Court, New York, New York 10005, c/o Icahn & Co.
Attn: Richard T. Buonato, telecopier number (212) 635-5571. Notice shall be telecopied to you at the above address, attention of Arthur E. Beyer, telecopier number (516) 349-4670.

                 (b) Funds shall be deposited in the Escrow Account pursuant to the following instructions and notice shall be given as set forth in paragraph 3(a) as to the deposit of funds:

                          (x)     if by wire transfer:

                          Fed/Wire Instructions
                          NatWest NJ ABA #0212003339
                          or the account of Escrow via Karabu Corp./TWA A/C #______________
                          Attn:  Augustine Pringle, TR Division
                                    (201) 547-7524

                          (y) if other than wire transfer, checks and all notices should be sent:

                          Mr. Arthur E. Beyer, V.P.
                          National Westminster Bank USA
                          100 Jericho Quadrangle
                          Jericho, New York  11753
                          telephone number (516) 349-2095
                          telecopier number (516) 349-4670

         4.      (a)      To be effective, the Notice of Default must be signed
by one of the individuals whose name and specimen signature is set forth on
EXHIBIT 2 (or such other person whose name and specimen signatures may be hereafter supplied to you from time to time by Lender). From and after the delivery by the Lender of a Notice of Default, you shall make payments for the Escrow Account to the Lender pursuant to the wire instructions set forth below until you have received notice from the Lender that it has been paid in full or the Notice of Default is deemed withdrawn as provided in clause (c) of this paragraph 4.

         Unless the information shall have been changed by written notice to you by one of the individuals of the Lender whose name and specimen signature is set forth on EXHIBIT 2 hereto, you shall make all payments for the benefit of the Icahn Entity by wire transfer as follows:

National Westminster Bank
Page 5

                          National Westminster Bank USA
                          ABA #021 000 322
                          For the account of Karabu Corp.
                          Account number 2182015654
                          Attention:  Madelaine Garagano (212) 602-2248

                 (b) From and after the delivery by the Lender of a Notice of Default (unless the Notice of Default is deemed withdrawn as provided in clause (c) of this paragraph 4), you shall only accept written instructions regarding the Escrow Account from the Lender and from no other person or entity, including any representative of TWA. Unless notified in writing by the Lender in accordance with this clause (b), you shall make disbursements from the Escrow Account only as set forth above, and to no other person or entity. Notwithstanding the foregoing, you shall continue to accept deposits into the Escrow Account from any person or entity. The Lender agrees to advise you in writing promptly upon request of the Borrower if any Event of Default in respect of which any Notice of Default is given is no longer continuing.

                 (c) If, at any time after a Notice of Default has been delivered to you, no Significant Default or Event of Default is continuing, then upon Borrower's written request, Lender shall so notify you and such Notice of Default shall be deemed withdrawn.

         5.      (a)      The instructions in this letter shall be irrevocable
until you have received written notice to the contrary signed by the Lender and the Borrower.

                 (b) Subject to paragraph 4(a), you may act in reliance upon any writing or instrument or signature which you, in good faith, believe to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any persons purporting to give any writing, notice, advice or instruction in connection with the provisions hereof have been duly authorized to do so. You shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or the validity of any instrument deposited in the Escrow Account; or as to the identity, authority or right of any persons executing same; and your duties hereunder shall be limited to the safekeeping of such monies, instruments or other documents received by you, for the disposition of the same in accordance with the written instruments received by you.

                 (c) You undertake to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Letter Agreement against you.

National Westminster Bank
Page 6

                 (d) The parties hereby agree to indemnify you and hold you harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any charter or nature which you may incur or with which you may be threatened by reason of your acting under this Letter Agreement other than claims, liabilities, losses, actions, suits, proceedings or expenses, charges or fees arising out of breaches of your obligations hereunder, gross negligence or wilful misconduct.

                 (e) If the parties shall be in disagreement about the interpretation of this Letter Agreement, or about rights and obligations, or the propriety of any action contemplated by you hereunder, you may, at your sole discretion, files an action in interpleader to resolve the said disagreement. You shall be indemnified by the parties, for all costs, including reasonable attorneys' fees, in connection with the aforesaid interpleader action, and shall be fully protected in suspending all or a part of its activities under this Letter Agreement until a final judgment in the interpleader action is received. The Borrower and the Lender shall share equally the costs of any such action.

                 (f) If any payment shall be received by the Lender after the Lender has been indefeasibly paid in full, such payment shall be received and held in trust for and promptly paid over to TWA or immediately redeposited in the Escrow Account.

                 (g) You may resign upon 60 days' written notice to the parties in this Letter Agreement. Such notice shall be transmitted by certified mail, return receipt requested and by telecopier pursuant to paragraph 3 hereof. A successor hereunder shall be appointed by the Lender, with the approval of TWA. In case at any time you shall resign and a successor shall not have been designated and shall not have accepted such designation, the Lender or the Borrower may apply to a court of competent court of jurisdiction, for the appointment of a successor. Such court may thereupon, after notice, if any, as it may deem proper and prescribe, appoint a successor. If a successor is not appointed within the 60-day period, you also may petition a court of competent jurisdiction to name a successor.

                 (h) Except as specifically provided otherwise, all notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, to the respective addresses set forth in paragraph 3 or by telecopier at the respective telecopier numbers set forth in paragraph 3. Notwithstanding the preceding sentence, any notice actually delivered to a party, by hand delivery or

National Westminster Bank
Page 7

otherwise, shall be deemed validly given for purposes of this Letter Agreement.

                 (i) The rights under this Letter Agreement shall insure to the benefit of, and the obligations created hereby shall be binding upon, the parties hereto, and their respective successors and assigns.

                 (j) This Letter Agreement shall be construed and enforced according to the laws of the State of New York without regard to principles of conflict of laws.

         Please sign in the space provided below on two of the enclosed copies of this letter to acknowledge receipt of this letter to and indicate agreement with its terms, and return both copies to us at the above address.

                                  Very truly yours,

                                  KARABU CORP.



                                  By:__________________________
                                     Name:
                                     Title:


Accepted and agreed to as
of June ________, 1995.

NATIONAL WESTMINSTER BANK USA



By:__________________________
   Name:
   Title:


TRANS WORLD AIRLINES, INC.



By:__________________________
   Name:
   Title:

                                                Exhibit 1 to Cash
                                                Collateral Escrow Account Letter
                                                --------------------------------

                           Form of Notice of Default

                           (Karabu Corp. Letterhead)


                                     (Date)


Via Telecopier
--------------


National Westminster Bank USA
100 Jericho Quadrangle
Jericho, New York  11753
Attention:  Mr. Arthur E. Beyer

                          Re:     Karabu Corp.,
                                  Cash Collateral Escrow Account
                                  F/B/O Trans World Airlines, Inc.
                                  Account Number ________________

Gentlemen:

         Reference is made to that certain Loan Agreement dated as of January 5, 1993, as amended and supplemented to date, between Trans World Airlines, Inc., as Borrower and Karabu Corp. as Lender (the "Loan Agreement").

         The undersigned hereby certifies that an Event of Default, as defined in Section 8.01 of the Loan Agreement, has occurred and is continuing.

                               Very truly yours,

                               KARABU CORP.


                               By:__________________________
                                     Name:
                                     Title:

                                                Exhibit 2 to Cash
                                                Collateral Escrow Account Letter
                                                --------------------------------


                              AUTHORIZED PERSONNEL


         The following Karabu Corp. ("Karabu") personnel are authorized to act on Karabu's behalf with respect to instructions to National Westminster Bank USA pursuant to the letter agreement between National Westminster Bank USA, Karabu and Trans World Airlines, Inc. dated as of June __, 1995, as amended and supplemented to date.

         Names                             Specimen Signature
         -----                             ------------------

Richard T. Buonato                         ____________________________

________________________                   ____________________________

________________________                   ____________________________

         The foregoing list may be changed or supplemented by the delivery of a written notice signed by Richard T. Buonato, specifying any such change(s), to National Westminster Bank USA at the following address:

                          Mr. Arthur E. Beyer, V.P.
                          National Westminster Bank USA
                          100 Jericho Quadrangle
                          Jericho, New York  11753

Dated:  June ___, 1995            KARABU CORP.



                                  By:__________________________
                                     Name:
                                     Title:

                                                Exhibit 3 to Cash
                                                Collateral Escrow Account Letter
                                                --------------------------------

                         Form of Withdrawal Certificate

                                [TWA Letterhead]

                                     [Date]


Via Telecopier
--------------


National Westminster Bank USA
100 Jericho Quadrangle
Jericho, New York  11753
Attention:  Mr. Arthur E. Beyer

                          Re:     Karabu Corp.,
                                  Cash Collateral Escrow Account
                                  F/B/O Trans World Airlines, Inc.
                                  Account Number ________________

Gentlemen:

         Reference is made to that certain Letter Agreement dated as of June ___, 1995, among you, Trans World Airlines, Inc., as Borrower and Karabu Corp. as Lender.

         The undersigned hereby directs you to pay to it or to endorse for transfer and deliver to it the following amount in cash or securities in accordance with the terms of the Letter Agreement:

Amount held in Escrow Account                                  $__________

MINUS

Amount required to be held in the Escrow Account
         (as set forth on the New Borrowing Base
         Certificate attached hereto as Annex 1)               $__________

Amount available for withdrawal                                $__________

Amount which TWA proposes to withdraw
         from the Escrow Account                               $__________

         TWA hereby certifies that (i) it is entitled to withdraw the amount specified above pursuant to the terms of the Loan Agreement, (ii) there has not occurred any Significant Default or Event of Default (as defined in the Loan Agreement), and (iii) the withdrawal of the amount specified above will not cause there to be a New Borrowing Base Deficiency (as defined in the Loan Agreement).

                                 Very truly yours,

                                 TRANS WORLD AIRLINES, INC.



                                 By:
                                    -----------------------
                                     Name:
                                     Title:

                                                                         Annex 1
                                                                         -------
                           TRANS WORLD AIRLINES, INC.

                         New Borrowing Base Certificate
                         ------------------------------

         __________________, the _________________ of Trans World Airlines,
Inc., a Delaware corporation (the "Corporation") hereby states that:

         1. This Certificate is being delivered pursuant to the requirements of Section 10.01 of the Loan Agreement dated as of January 5, 1993, as amended and supplemented to date, between the Corporation, as Borrower, and Karabu Corp., a Delaware corporation, as Lender (the "Loan Agreement").

         2. Unless the context otherwise requires, the capitalized terms used in this Certificate which are defined in the Loan Agreement have the respective meanings set forth therein.

         3. The New Borrowing Base is based on the aggregate sum of Designated Receivables (calculated as set forth on the schedule of Selected Accounts Receivable annexed as EXHIBIT 1) in the following categories as of the date of this Certificate:

                 a.       UATP Eligible Receivables:
                          $___________ times 75%:
                                                                     $__________

                 b.       Getaway Personal Credit Card
                          Eligible Receivables:
                          $___________ times 60%:
                                                                     $__________

                 c.       Air Freight Eligible Receivables:
                          $___________ times 65%:
                                                                     $__________

                 d.       Miscellaneous Contract Eligible
                          Receivables:  $__________ times 40%:
                                                                     $__________

         4.      Cash Collateral, if any:                            $__________

         5.      Principal Amount of the Karabu
                          Loans outstanding:
                                                                     $__________

         IN WITNESS WHEREOF, I have caused this Certificate to be signed as of ___________ ___, 19__.


                                        -----------------------------
                                        Name:
                                        Title:

                                                Exhibit 4 to Cash
                                                Collateral Escrow Account Letter
                                                --------------------------------


                              AUTHORIZED PERSONNEL
                              --------------------

         The following Trans World Airlines, Inc. ("TWA") personnel are authorized to act on TWA's behalf with respect to instructions to National Westminster Bank USA pursuant to the letter agreement between National Westminster Bank USA, Karabu Corp. and TWA dated as of June __, 1995, as amended and supplemented to date.

           Names                                   Specimen Signature
           -----                                   ------------------

Robert A. Peiser                                   ____________________________

Dan J. Holmes                                      ____________________________

Michael J. Palumbo                                 ____________________________

Christine R. Deister                               ____________________________

         The foregoing list may be changed or supplemented by the delivery of a written notice signed by Robert A. Peiser, specifying any such change(s), to National Westminster Bank USA at the following address:

                          Mr. Arthur E. Beyer, V.P.
                          National Westminster Bank USA
                          100 Jericho Quadrangle
                          Jericho, New York  11753

Dated:  June ___, 1995            TRANS WORLD AIRLINES, INC.



                                  By:
                                     ---------------------------
                                     Name:
                                     Title:

                                                Exhibit 5 to Cash
                                                Collateral Escrow Account Letter
                                                --------------------------------

                               Form of Objection

                           [Karabu Corp. Letterhead]

                                     [Date]

Via Telecopier
--------------

National Westminster Bank USA
100 Jericho Quadrangle
Jericho, New York  11753
Attention:  Mr. Arthur E. Beyer

                          Re:     Karabu Corp.,
                                  Cash Collateral Escrow Account
                                  F/B/O Trans World Airlines, Inc.
                                  Account Number ________________

Gentlemen:

         Reference is made to that certain Letter Agreement dated as of June __, 1995, as amended and supplemented to date, among you, Trans World Airlines, Inc., as Borrower, and Karabu Corp., as Lender (the "Letter Agreement").

         The undersigned hereby certifies that [a Significant Default or Event of Default has occurred and is continuing under the Loan Agreement]* or [a New Borrowing Base Deficiency exists under the Loan Agreement]*.

         The undersigned hereby directs you NOT to deliver to TWA the cash or securities from the Escrow Account (as defined in the Letter Agreement) which TWA has directed you to deliver to it pursuant to a Withdrawal Certificate dated ______________ __, ____ and this shall be your good and sufficient authority to not comply with said Withdrawal Certificate unless and until such direction is deemed with withdrawn in accordance with paragraph 1(e) or paragraph 4(c) of the Letter Agreement.

                               Very truly yours,

                               KARABU CORP.


                               By:
                               --------------------------
                               Name:
                               Title:

*        Indicate whichever is applicable.

                                                Exhibit 6 to Cash
                                                Collateral Escrow Account Letter
                                                --------------------------------

                    Form of Lender Withdrawal Certificate
                             [Karabu Letterhead]


                                     [Date]

Via Telecopier
--------------

National Westminster Bank USA
100 Jericho Quadrangle
Jericho, New York  11753
Attention:  Mr. Arthur E. Beyer

                          Re:     Karabu Corp.,
                                  Cash Collateral Escrow Account
                                  F/B/O Trans World Airlines, Inc.
                                  Account Number ________________

Gentlemen:

         Reference is made to that certain Letter Agreement dated as of June __, 1995, among you, Trans World Airlines, Inc., as Borrower, and Karabu Corp., as Lender.

         The undersigned hereby directs you to pay to it or to endorse for transfer and deliver to it the following amount in cash or securities in accordance with the terms of the Letter Agreement:

Minimum                                                      $__________
Loan Balance                                                 $__________
Loan Payment Minimum (lesser of two entries above)           $__________
New Borrowing Base                                           $__________
Amount to be withdrawn by Lender
  from the Escrow Account                                    $__________

         Lender hereby certifies that it is entitled to withdraw the amount specified above pursuant to the terms of Section 10.04 of the Loan Agreement.

                               Very truly yours,

                               KARABU CORP.



                               By:
                               --------------------------
                               Name:
                               Title: